UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 21, 2018

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)Election of Directors

The Viad Corp Board of Directors elected Denise M. Coll as a new independent director of the Company, effective August 21, 2018. The Board also appointed her to serve as a member of the Human Resources Committee. Ms. Coll’s term will expire at the 2020 Annual Meeting of Shareholders.

Ms. Coll, age 64, has been a member of the Board of Trustees of LaSalle Hotel Properties (“LaSalle”), a leading multi-operator real estate investment trust, since 2013.  Prior to joining LaSalle, she served as President, North America Division of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”), leading Starwood’s largest division with over 500 hotels, from 2007 to 2013. During her tenure, Ms. Coll oversaw substantial growth of Starwood’s hotel footprint within North America and successfully navigated Starwood’s North American hotels through the economic downturn. She also spearheaded the launch of two new Starwood brands, Aloft and Element, and has strong familiarity with live events, having previously run the Seaport Hotel & World Trade Center in Boston.

Ms. Coll will participate in the standard compensation and benefits package offered to the Company’s non-employee directors, as described under the heading of “Compensation of Directors” in the Company's Proxy Statement relating to its 2018 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (“SEC”) on April 4, 2018, including a pro-rated annual retainer fee. She also received the same restricted stock award received by the other non-employee directors of the Company in 2018, pro-rated based on the month she joined the Board, under the same terms and conditions as provided in the form of Restricted Stock Agreement--Outside Directors, filed with the SEC on May 23, 2017, as Exhibit 10.2 to the Company's Form 8-K.

There are no related party transactions between the Company and Ms. Coll that would require disclosure under Item 404(a) of Regulation S-K, nor are there any arrangements or understandings in connection with Ms. Coll’s election to the Company’s Board of Directors.

A copy of the Company's press release announcing Ms. Coll’s election as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release, dated August 21, 2018, announcing Ms. Coll’s election.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

August 21, 2018	By:	/s/ Derek P. Linde
Derek P. Linde
General Counsel and Corporate Secretary